INVESTOR PRESENTATION Exhibit 99.1

Certain statements contained in this presentation, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, “expects”, and words of similar import, constitute “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. Such forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which we operate, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the availability of capital to fund the expansion of our business, economic, political and global changes arising from the war on terrorism, the conflict with Iraq and its aftermath, and other factors referenced in this presentation.
When relying on forward-looking statements to make decisions with respect to our
Company, investors and others are cautioned to consider these and other risks and uncertainties. We disclaim any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.
Forward Looking Information

• One of the largest community banks headquartered in the high growth market of Las Vegas
• Consistent, high performing institution
– Five year CAGR of assets and net income of 26% and 24% respectively
– Five year average ROE and ROA of 15.7%
and 1.21% respectively
– Year-end 2005 ROE and ROA of 11.4%
and 1.43% respectively
• Focus on business lending and relationship
banking
• Experienced management team with extensive
Las Vegas experience
• Successful in market acquisition in August 2005
and initial public offering in December 2004 –
priced above initial filing range and was over
10x oversubscribed
Key Investment Considerations
Bellagio

Issuer: Community Bancorp
NASDAQ Symbol: CBON
Shares Outstanding (12/31/05):           7,374,712
Trading Range: $23.00 - $34.75 per Share
Market Capitalization Range: $170 Million to $256 Million
Lead Manager: Keefe, Bruyette & Woods, Inc.
Co-Manager: D.A. Davidson & Co.
Stock Summary

Commercial Real Estate Funded Property

Company Overview
• Community Bancorp is the bank holding company for Community Bank of Nevada serving the greater Las Vegas market with nine branches
• Community Bank of Nevada, founded in 1995, is one of the largest community banks headquartered in the greater Las Vegas area
• Profitable every year since 1995
• Provides a complete array of
commercial banking
products and
services to small-to medium-sized businesses
• On September 26, 2005 closed a $20 million private placement of trust preferred securities.
• Trends in growth and profitability have continued into year-end 2005 with organic growth in assets of 26%, organic growth in deposits of 27%, and organic growth in loans of 39%. Post acquisition, assets have grown 56%, deposits 52% and loans 65%. ROE and ROA continues to be strong at 11.4% and 1.43% respectively.
Corporate Headquarters

Branch Locations & Market Area
•Nine full service offices located throughout
the greater Las Vegas Area
•One of the largest community banks in the
greater Las Vegas Area
• Between 2001 and 2005 Clark County’s
population grew by approximately 5% per
year compared to the national average of
1.2%*
• By 2005 Clark County reached a population
of 1,796,380
• According to FDIC, deposits in Clark
County grew from $15 billion to $34 billion
between June 2001 and June 2005, a
compound annual growth rate of 22%.
• Circled areas are expected growth areas for
the market area
* According to UNLV  CBER
Current Branch Locations Proposed Growth Areas

Deposit Market Share Source: SNL Securities at 6/30/05 (includes Bank of Commerce deposits) One of the largest community banks based in Las Vegas 7

• Continue as a public company
• To capitalize on growth opportunities in Las Vegas and other rapidly expanding markets
– Acquire other community banks in markets that offer regional continuity, such as the greater Las Vegas area or similar high-growth markets in Arizona and California
– Planning the 10
th
branch for the fall of 2006 and plans to open one
additional branch per year through 2008
Growth Strategies
World Market Center

Growth Strategies - Continued
SBA Financed Property
• Expand our commercial lending portfolio
• Increase our SBA production from each of our three loan production offices in Las Vegas, Phoenix and San Diego
• Continue to grow our commercial real estate lending and real estate lending.

Operating Strategies
Commercial Real Estate Funded Property
• Enhance our risk management function
– Proactively manage sound procedures
– Commit experienced human resources to this effort.  In Q305 an experienced former bank regulator joined the management team to oversee this commitment to internal controls.
• Maintain high asset quality by continuing to utilize rigorous loan underwriting standards and credit risk management practices
• Continue to actively manage interest rate and market risks
– Closely monitor volume and maturity of our rate sensitive assets to our interest sensitive liabilities

Operating Strategies- Continued
• Expand commercial and industrial, as well as small business relationships
• Diversify our revenue source
– Increase number of products being sold to each of our client relationships

Commercial Real Estate Funded Property

Experienced Management Team-
Community Bancorp
* Community Bancorp was founded in 2002
Management
Position
Edward M. Jamison
Lawrence K. Scott
Cathy Robinson
Founder and Chief Executive Officer
President and Chief Operating Officer
EVP and Chief Financial Officer
Years of
Experience
33+
20+
25+
Years with
CBON
10+
3+
10+

Experienced Management Team-
Community Bank of Nevada
* Community Bank of Nevada was founded in 1995
Management
Position
Edward M. Jamison
Lawrence K. Scott
Cathy Robinson
Don F. Bigger
Cassandra Eisinger
Bruce Ford
Tom McGrath
Rich Robinson
Founder and Chief Executive Officer
President and Chief Operating Officer
EVP and Chief Financial Officer
EVP and Chief Credit Administrator
EVP and Chief Operations Officer
EVP and Chief Credit Officer
EVP and Chief Risk Manager
Executive Vice President
Years of
Experience
33+
20+
25+
20+
26+
21+
30+
35+
Years with
CBON
10+
3+
10+
2+
1+
1+
1
1

FINANCIAL PERFORMANCE 14

Strong Asset Growth
$-
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
$900,000
2001 2002 2003 2004 2005
$304,058
$400,571
$463,431
$892,708
($000)

$573,961
$722,009
CAGR = 31%
Organic Growth Acquisition Growth*
* Based on fair value of assets acquired on August 26, 2005

Loan Growth
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
2001 2002 2003 2004 2005
CAGR = 28%
($000)
$247,182
$293,535
$350,082
$663,407
$403,270

$559,349
Organic Growth Acquisition Growth

Loan Portfolio Matches the Marketplace
2001
2005
Commercial Real
Estate
40%
Construction
28%
Commercial
22%
Consumer &
Other
2%
Residential Real
Estate
8%
Construction
48%
Commercial Real
Estate
28%
Consumer &
Other
1%
Residential Real
Estate
4%
Commercial
19%

Deposit Growth
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
2001 2002 2003 2004 2005
($000)
CAGR = 27%
$277,422
$351,584
$403,713
$476,252
$606,847

$725,088
Organic Growth Acquisition Growth

Improving Deposit Mix
Interest Bearing
Demand
3%
Money Market
29%
Savings
1%
Time Certificates
48%
Non-interest
Bearing Demand
19%
2001 2005
Average balances for the year
ended December 31, 2001
Cost of Deposits = 3.97%

Non-interest
Bearing Demand
27%
Interest Bearing
Demand
4%
Money Market
44%
Savings
1%
24%
Average balances for the year
ending December 31, 2005
Cost of Deposits = 1.85%

Improving Credit Quality NPAs to Loans & OREO 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2001 2002 2003 2004 2005 ($000) 3.29% 1.99% 1.00% 0.78% 0.14% 20

$- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2001 2002 2003 2004 2005 Gains in Net Income ($000) $3,157 $4,725 $5,215 $5,421 $10,065 21

Consistently Profitable ROE 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2001 2002 2003 2004 2005 14.9% 19.1% 17.8% 15.1% 11.4% 22

Balance Sheet 23

Income Statement 24

Asset Quality
(1) Non-performing loans are defined as loans that are past due 90 days or more plus loans placed in non-accrual status and restructured loans.
(2) Non-performing assets are defined as loans that are past due 90 days or more, non-accrual loans plus other real estate owned.

EPS - Diluted $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2001 2002 2003 2004 2005 CAGR = 20% $0.68 $1.01 $1.10 $1.10 $1.42 26

Summary • Strong balance sheet growth • Consistent profitability • High quality credit • Strong asset sensitive balance sheet 27

Investment Thesis
• One of the largest community banks headquartered in the high growth market of Las Vegas
• Excellent expansion opportunities in both Las Vegas and other high growth markets
• Consistent, high performance institution
– Five year CAGR of assets and net income of 26% and 24%
respectively
– Five year average ROE and ROA of 15.7% and 1.21%
respectively
• Focus on commercial banking and total client relationships
• Experienced management team with over 205 years combined
banking experience in the greater Las Vegas area

INVESTOR PRESENTATION